UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 10, 2021

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On September 10, 2021, Golden Matrix Group, Inc. (the “Company”, “we” and “us”) issued a press release disclosing its results of operations for the fiscal quarter and six months ended July 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company also posted a presentation relating to its results of operations for the quarter ended July 31, 2021 on its website at www.goldenmatrix.com/highlights (which information from such website is not incorporated by reference into this Current Report on Form 8-K), a copy of which presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in this Current Report and Exhibits 99.1 and 99.2 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press release and presentation furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K, may contain forward-looking information within the meaning of applicable securities laws (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target” or similar words or phrases. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control which could cause actual results to differ materially from the results expressed or implied in the forward-looking statements, including, but not limited to, the impact of the COVID-19 pandemic on the Company; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company to manage growth; the ability of the Company to complete acquisitions, and the term of and availability of funding for such acquisitions; disruptions caused by acquisitions; the Company’s reliance on its management; the fact that the Company’s chief executive officer has voting control over the Company; related party relationships; the potential effect of economic downturns and market conditions on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the Company’s lack of effective internal controls; dilution caused by efforts to obtain additional financing; the effect of future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products. The Company undertakes no obligation to publicly update or revise any of the forward-looking statements, whether because of new information, future events or otherwise, made in the release or presentation or in any of its Securities and Exchange Commission (SEC) filings, except as provided by law. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, filed with the SEC and available at www.sec.gov. Forward-looking statements speak only as of the date they are made.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release of Golden Matrix Group, Inc., dated September 10, 2021
99.2*	Presentation of Golden Matrix Group, Inc. regarding its Q2 2022 Results

____________

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: September 10, 2021	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
Chief Executive Officer

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